Exhibit 99.1

October 26, 2026
Star Equity Holdings Expands Energy Services Division with Machine Shop Acquisition in Vernal, Utah
Adds In-House Machining, Repair, and Rebuild Capabilities to ADT’s Vernal Operation

OLD GREENWICH, Conn., Oct. 26, 2026 (GLOBE NEWSWIRE) -- Star Equity Holdings, Inc. (Nasdaq: STRR and STRRP) (“Star” or the “Company”), a diversified holding company, announced today that its wholly owned Alliance Drilling Tools (“ADT”) business, part of the Company’s Energy Services division, has expanded its customer support capabilities in the Rocky Mountain region through an affiliate’s acquisition of a privately held Vernal, Utah-based machine shop that provides repair, rebuild, and machining services for well fishing tools, drill pipe, and other drilling equipment. The transaction closed on October 23, 2026, and the shop will work alongside ADT’s existing Vernal operation.

The acquisition serves a critical energy services niche in the region, helping customers reduce downtime and improve rig productivity by getting essential equipment back in service quickly. The business operates from an approximately 6,300-square-foot facility on two acres located minutes from ADT’s existing Vernal operation.

Adding these in-house capabilities makes ADT’s Vernal operation a full-service location. With geographically centralized tool rental, machining, repair, and rebuild services, ADT can support customers across more of the tool life cycle while gaining more direct control over service quality and turnaround time. The expanded capabilities also position ADT to more actively pursue oil and gas drilling work in the Uinta Basin, as well as mining and geothermal opportunities across the region.

Jeff Eberwein, CEO of Star, commented, “Expanding our Energy Services division’s capabilities is a key part of our strategy to grow, and adding in-house machining in Vernal is a natural next step in that effort. With Star’s financial support and ADT’s customer base, operating platform, and equipment, we believe the Vernal shop can add capacity, take on more work, and build on its established customer relationships. We expect this addition to create long-term value for Star’s shareholders.”

Ryan Thomas, President of ADT, added, “Having our own machine shop in Vernal lets us respond faster, rely less on outside machining, and offer customers a true one-stop shop in the Uinta Basin. We have relied on this shop for our machining needs in Vernal for more than a decade, and its people are a terrific culture fit. We are excited to welcome the team.”

About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding company that seeks to build long-term shareholder value by acquiring, managing, and growing businesses with strong fundamentals and market opportunities. Its current structure comprises four divisions: Building Solutions, Business Services, Energy Services, and Investments. For more information, visit www.starequity.com.

Building Solutions

The Building Solutions division operates in three specialties: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Business Services

The Business Services division provides flexible and scalable recruitment solutions to a global clientele, servicing organizations at all levels, from entry-level positions to the C-suite. The division focuses on mid-market and enterprise organizations worldwide, partnering consultatively with talent acquisition, HR, and procurement leaders to build diverse, high-impact teams and drive business success.

Energy Services

The Energy Services division engages in the rental, sale, and repair of downhole tools used in the oil and gas, geothermal, mining, and water-well industries.

Investments

The Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

Forward-Looking Statements
This press release contains statements that the Company believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company’s future financial condition, results of operations, business operations, and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe,” and similar words, expressions, and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions, that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties, and assumptions include, but are not limited to, (1) global economic fluctuations, (2) changes in the cost and availability of commodities, materials, and equipment, (3) risks related to providing uninterrupted service to clients, (4) the ability of clients to terminate their relationship with the Company at any time, (5) risks associated with real estate ownership, (6) the Company’s ability to successfully achieve its strategic initiatives, (7) risks related to fluctuations in the Company’s operating results from quarter to quarter, (8) risks related to potential acquisitions or dispositions of businesses by the Company, (9) our profitability and growth being tied to the success of our operating businesses, (10) risks associated with our financial investments in other businesses, (11) our ability to improve existing products and services and develop, introduce, and market new products and services successfully, (12) the loss of or material reduction in our business with any of the Company’s largest customers, (13) competition in the Company’s markets, (14) risks related to potential decreases in demand for products, (15) our ability to maintain costs at an acceptable level, (16) the negative cash flows and operating losses that may recur in the future, (17) risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East, (18) risks relating to how future credit facilities may affect or restrict our operating flexibility, (19) our ability to generate or borrow sufficient cash to make payments on our indebtedness, (20) risks related to indebtedness, (21) risks associated with the Company’s investment strategy, (22) the Company’s dependence on key management personnel, (23) the Company’s ability to attract and retain highly skilled professionals, management, and advisors, (24) the Company’s ability to collect accounts receivable, (25) the Company’s exposure to legal proceedings, investigations, and disputes, and limits on related insurance coverage, (26) the Company’s ability to utilize net operating loss carryforwards, (27) the potential for goodwill impairment, (28) volatility of the Company’s stock price, (29) risks related to our historically low trading volume, (30) risks related to securities or industry analysts, (31) the Company’s ability to declare dividends, (32) risks associated with failure to pay dividends on our Series A Preferred Stock, (33) our history of annual net losses, (34) risks related to our international operations, (35) risks related to compliance with federal and state laws, regulations, and other rules, (36) our exposure to employment-related claims, legal liability, and costs from clients, employees, and regulatory authorities, (37) risks related to the imposition of licensing or tax requirements or new regulations, (38) the effect of anti-takeover provisions in our organizational documents, (39) the effect of the protective amendment contained in our Restated Certificate of Incorporation, (40) the impact of our stockholder rights plan, or “poison pill,” on stockholder decision making, (41)

risks related to our scaled disclosure requirements as a smaller reporting company, (42) the heavy reliance on information systems and the impact of potentially losing or failing to develop technology, (43) the adverse impacts of cybersecurity threats and attacks, (44) risks related to the use of new and evolving technologies, and (45) those risks set forth in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The foregoing list should not be construed to be exhaustive. Actual results could differ materially from the forward-looking statements contained in this press release. In view of these uncertainties, you should not place undue reliance on any forward-looking statements, which are based on our current expectations. These forward-looking statements speak only as of the date of this press release. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

For more information contact:
The Equity Group
Lena Cati
Senior Vice President
212-836-9611
lcati@theequitygroup.com